Exhibit 99.2

Third Quarter 2005 Review October 25, 2005

John V. Faraci Chairman & CEO

Marianne M. Parrs EVP & CFO

Forward-Looking Statements
These slides contain forward-looking statements. These statements reflect management's current views and are subject to risks and uncertainties that could cause actual results to differ materially from those expressed or implied in these statements.  Factors which could cause actual results to differ relate to (i) market and economic factors, including changes in the cost or availability of raw materials and energy, competition, demand and pricing for the Company's products, the level of housing starts, changes in international economic conditions, specifically in
Brazil, Russia, Poland and China, changes in currency exchange rates, changes in credit ratings issued by nationally recognized statistical rating organizations, pension and healthcare costs and natural disasters, such as hurricanes, (ii) the
Company's transformation plan, including the ability to accomplish the transformation plan, the impact of the plan on the Company's relationship with its employees, customers and vendors and the ability to realize anticipated profit improvement from the plan, and (iii) results of legal proceedings and compliance costs, including unanticipated expenditures related to the cost of compliance with environmental and other governmental regulations and the uncertainty of the costs and other effects of pending litigation.  We undertake no obligation to publicly update any forward-looking statements, whether as a result of new information, future events or otherwise. These and other factors that could cause or contribute to actual results differing materially from such forward looking statements are discussed in greater detail in the company's Securities and Exchange Commission filings.

During the course of this presentation, certain non-
U.S. GAAP financial information will be presented.
A reconciliation of those numbers to U.S. GAAP
financial measures is available on the company’s
website at www.internationalpaper.com
under
Investors.
Statements Relating to
Non-GAAP Financial Measures

4 Agenda Third Quarter Review Hurricane Impact Fourth Quarter Outlook Transformation Plan Update Third Quarter Review Hurricane Impact Fourth Quarter Outlook Transformation Plan Update

Third Quarter 2005 Summary
Volumes mixed
Pricing pressures on containerboard,
corrugated boxes, uncoated papers and pulp
Mill operations continued to improve
Energy costs increased due to Hurricanes
Katrina and Rita
Favorable impact from higher land sales and
lower tax rate
Volumes mixed
Pricing pressures on containerboard,
corrugated boxes, uncoated papers and pulp
Mill operations continued to improve
Energy costs increased due to Hurricanes
Katrina and Rita
Favorable impact from higher land sales and
lower tax rate

Diluted EPS from Continuing Operations
and Before Special Items*
* A reconciliation to GAAP EPS is available at www.internationalpaper.com under Investors
.03
.11
.12
.16
.12
.32
.31
.28
.13
.20
.21
.18
.11
.40
.31
.42
.35
2001 2002 2003 2004 2005
1Q 1Q 3Q 1Q 3Q 2Q 4Q 2Q 4Q 2Q 3Q 4Q 1Q 2Q 3Q 4Q 1Q 2Q
.29
.33
3Q

3Q’05 vs. 2Q’05
$0.00
$0.10
$0.20
$0.30
$0.40
2Q'05 Price Volume /
Downtime
Cost/Mix Raw
Material
Land
Sales
Real
Estate
Tax Other 3Q'05
$.01
EPS $ / Share
$.29
($.05)
Wood Costs     $.01
Energy            ($.06)
Packaging      ($.06)
Uncoated       ($.02)
Wood Prod.    ($.01)
Coated            $.02
EPS from cont. ops before special items
($.07)
$.33
$.02
$.09
2Q05 Tax rate 35%
3Q05 Tax rate 23%
$.06
($.06)
$.04
Cost – US Mills   $.04
Cost – Other      ($.01)
Mix                     ($.02)

9M’05 vs. 9M’04
$0.00
$0.20
$0.40
$0.60
$0.80
$1.00
$1.20
$1.40
$1.60
9M'04 Price Volume Cost/Mix Raw
Material
Land
Sales
Real
Estate
CorporateInterest Tax Other 9M'05
$.02
EPS $ / Share
$.83
($.30)
($.58)
EPS from cont. ops before special items
$.71
$.97
$.05
$.27
($.17)
($.05)
$.06
$.13
Wood Costs      ($.22)
Energy               ($.20)
Caustic Soda    ($.11)
Other                 ($.05)
Paper             $.50
Packaging      $.25
Other            ($.04)
2004 Tax rate 31%
2005 Tax rate 27%
Downtime ($.29)
Volume     ($.01)
Pension         ($.14)
Supply Chain ($.07)
Other              $.04

2006 Pension Assumptions
Pension Expense
• Will depend upon plan earnings and discount rate at
December 31, 2005
- Currently expected to increase in 2006 by $85 million due to the change in mortality table
Pension Expense
• Will depend upon plan earnings and discount rate at
December 31, 2005
- Currently expected to increase in 2006 by $85 million due to the change in mortality table

1Q 2Q 3Q 4Q 1Q 2Q 3Q 4Q 1Q 2Q 3Q 4Q 1Q 2Q 3Q
Containerboard Uncoated Papers Pulp
Coated Papers Bleached Board European Papers
* Downtime is in thousand short tons after rationalization actions, excludes maintenance
215
65
50
270
Lack of Order Downtime
70
90
240
185
5
10
5
35
95
M  Short Tons
2002 2003 2004 2005
275
270
2Q05 3Q05
European Papers 15 15
Bleached Board 0 20
Uncoated Papers 120 185
Containerboard     140 50

Printing Papers
3 U.S. operations only. Uncoated excludes Fine Paper
$  1,970
132
1
Sales
Earnings
3Q’05 2Q’05
$ Millions
$ Millions
Uncoated
3
Coated
3
Pulp
3
Europe
4
(uncoated)
($20)
$25
($10)
5
Volume Realizations/ton
$  1,895
149
2
3Q’05 Change vs 2Q’05:
3Q’05 Change vs 2Q’05:
2%
15%
5%
(4%)
2 Includes special charge of $17 million for severance and other charges related to the indefinite shutdowns of 3 U.S. paper machines
1 Includes special charge of $6 million for severance and other charges related to the indefinite shutdowns of 3 U.S. paper machines, and
$3 million for Riegelwood environmental reserves
4 Europe is average commodity cut-size price, excluding Russia
Average IP realization (includes the impact of mix across all grades)

Industrial Packaging
Average IP realization (includes the impact of mix across all grades)
$  1,115
33
1
Sales
Earnings
3Q’05 2Q’05
$ Millions
$ Millions
Containerboard
U.S. Container
($45)
($25)
Volume Realizations/ton
$  1,240
85
3Q’05 Change vs 2Q’05:
3Q’05 Change vs 2Q’05:
6%
(3%)
1 Includes special charge of $4 million to adjust reserves previously provided

Consumer Packaging
Average IP realization (includes the impact of mix across all grades)
$  685
37
3
Sales
Earnings
3Q’05 2Q’05
$ Millions
$ Millions
Bleached Board
1
$5
Volume Realizations/ton
$  650
41
3Q’05 Change vs 2Q’05:
3Q’05 Change vs 2Q’05:
(2%)
Converting Businesses
2
Sales Revenue
Flat
1 U.S. operations only
2 Excludes IPPM
3 Includes special charge of $1 million for environmental reserve

Forest Products
Average IP realization (includes the impact of mix across all grades)
$700
272
1
Sales
Earnings
3Q’05 2Q’05
$ Millions
Lumber (mbf)
Plywood (msf)
($15)
($5)
Volume Realizations/unit
$  605
191
1
3Q’05 Change vs 2Q’05:
3Q’05 Change vs 2Q’05:
2%
21%
1 Includes special charge of $2 million in the third quarter and $14 million in the second quarter for costs associated with relocations of Forest Products headquarters to Memphis

Special Items
• Divestitures (3)
• Restructuring & Other                   (46)
• Insurance Recoveries 109
• Tax Audit Finalization
- Settlements                    517
- Interest                             26
543
Special Items Total 603 $1.19
Special Items
• Divestitures (3)
• Restructuring & Other                   (46)
• Insurance Recoveries 109
• Tax Audit Finalization
- Settlements                    517
- Interest                             26
543
Special Items Total 603 $1.19
$MM Diluted EPS
Special Items 3Q’05

Carter Holt Harvey
• Tax Reserve Adjustment
for Audit Settlement                       (83)        (0.16)
• Pre-Tax Gain on Sale                     29 0.06
• Tax Benefit on Sale 332           0.65
Total 278 $0.55
Carter Holt Harvey
• Tax Reserve Adjustment
for Audit Settlement                       (83)        (0.16)
• Pre-Tax Gain on Sale                     29 0.06
• Tax Benefit on Sale 332           0.65
Total 278 $0.55
$MM Diluted EPS
Discontinued Operations 3Q’05

Earnings from Continuing Operations
and Before Special Items $0.33
Special Items 1.19
Earnings from Continuing Operations 1.52
Discontinued Operations 0.55
Net Earnings $2.07
Earnings from Continuing Operations
and Before Special Items $0.33
Special Items 1.19
Earnings from Continuing Operations 1.52
Discontinued Operations 0.55
Net Earnings $2.07
Reconciliation to 3Q’05
Diluted Earnings Per Share
Diluted EPS

Hurricane Impact
People
• No injuries
Facilities
• No direct damage
• Temporary outages at some facilities
Forestlands
• No material damage to our forestlands
• Logging / transportation costs significantly higher
People
• No injuries
Facilities
• No direct damage
• Temporary outages at some facilities
Forestlands
• No material damage to our forestlands
• Logging / transportation costs significantly higher

Hurricane Impact
Energy
• Slow recovery causing skyrocketing prices for
natural gas and fuel oil, squeezing margins
Chemicals
• Shortages of optical brighteners, sulfuric acid,
caustic soda, wax
Transportation
• Truck and rail availability an issue
• Facing fuel adjustment surcharges
Energy
• Slow recovery causing skyrocketing prices for
natural gas and fuel oil, squeezing margins
Chemicals
• Shortages of optical brighteners, sulfuric acid,
caustic soda, wax
Transportation
• Truck and rail availability an issue
• Facing fuel adjustment surcharges

Fourth Quarter 2005 Outlook
Much higher raw material costs
• $0.15 - $0.20 per share higher than 3Q’05
Lower land / real estate sales
Volume flat - seasonal weakness around
holidays
Average price realizations flat to down
• Implementing IP’s announced increases in bleached
board, containerboard, boxes, coated paper and
market pulp
Continued progress in improving operations
Much higher raw material costs
• $0.15 - $0.20 per share higher than 3Q’05
Lower land / real estate sales
Volume flat - seasonal weakness around
holidays
Average price realizations flat to down
• Implementing IP’s announced increases in bleached
board, containerboard, boxes, coated paper and
market pulp
Continued progress in improving operations

Transformation Plan Update
Completed sale of Carter Holt Harvey equity
stake to Rank Group on September 21
• US$1.14 billion in cash proceeds
• After-tax gain of US$361 million
Targeting cash proceeds from initial asset sales
for debt reduction
Maintaining focus on improving N. American
operations
Reinvestment plan under review - taking a
cautious approach
Completed sale of Carter Holt Harvey equity
stake to Rank Group on September 21
• US$1.14 billion in cash proceeds
• After-tax gain of US$361 million
Targeting cash proceeds from initial asset sales
for debt reduction
Maintaining focus on improving N. American
operations
Reinvestment plan under review - taking a
cautious approach

22 Q & A Q & A

23 Appendix Appendix

Earnings by Industry Segment
Earnings by Industry Segment
Printing Papers $141 $166 $160 $490 $385
Industrial Packaging 37 85 133 227 249
Consumer Packaging 38 41 50 102 126
Distribution 23 18 27 59 65
Forest Products 274 205 191 686 617
Other Businesses 5 7 7 22 31
Operating Profit 518 522 568 1,586 1,473
Interest Expense (163) (166) (180) (496) (541)
Minority Interest 0 2 1 1 2
Corporate Items, net (142) (133) (101) (430) (313)
Earnings from continuing operations
before income taxes, minority
interest & special items $213 $225 $288 $661 $621
Earnings by Industry Segment
Printing Papers $141 $166 $160 $490 $385
Industrial Packaging 37 85 133 227 249
Consumer Packaging 38 41 50 102 126
Distribution 23 18 27 59 65
Forest Products 274 205 191 686 617
Other Businesses 5 7 7 22 31
Operating Profit 518 522 568 1,586 1,473
Interest Expense (163) (166) (180) (496) (541)
Minority Interest 0 2 1 1 2
Corporate Items, net (142) (133) (101) (430) (313)
Earnings from continuing operations
before income taxes, minority
interest & special items $213 $225 $288 $661 $621
$ Millions
2Q’05
2Q’05
3Q’04
3Q’04
3Q’05
3Q’05
9M’05
9M’05
9M’04
9M’04
Before special items

Forest Resources
Earnings Sources – Gross Margin
• Sales of Forestlands $125 $67 $77
• Harvest & Recreational Income 63 62 69
Forestland Expenses
(43)
(39) (43)
Land Utilization (real estate),
Net of Expenses
65 39 22
Total EBIT $210 $129 $125
Earnings Sources – Gross Margin
• Sales of Forestlands $125 $67 $77
• Harvest & Recreational Income 63 62 69
Forestland Expenses
(43)
(39) (43)
Land Utilization (real estate),
Net of Expenses
65 39 22
Total EBIT $210 $129 $125
$ Millions
2Q’05
2Q’05
3Q’04
3Q’04
3Q’05
3Q’05

* U.S. only. Uncoated excludes Fine Papers
Average IP realization (includes the impact of mix across all grades)
Average Sales Realizations
Forest
Products
$/ton
Packaging
$/ton
Printing
Papers*
Segments
300
406
687
450
495
836
831
2Q’05
Average Sales Realizations
303
368
676
445
481
749
780
3Q’04
323
394
651
385
479
860
825
Sep 05
Plywood, $/MSF
Lumber, $/MBF
Corrugated boxes*
Containerboard
Pulp
Coated
Uncoated
Grades
297
391
663
405
482
860
811
3Q’05
325
364
687
458
477
752
790
Sep 04

Before Special Items
Q1 223 (53) (2) 168 24% 488.9 0.35
Q2 225 (79) (3) 143 35% 487.4 0.29
Q3 213 (48) (3) 162 23% 507.1 0.33
Special Items
Q1 (103) 36 - (67) 35% 488.9 (0.14)
Q2 34 (107) - (73) - 487.4 (0.15)
Q3 159 444 - 603 - 507.1 1.19
Earnings from Continuing Operations
Q1 120 (17) (2) 101 14% 488.9 0.21
Q2 259 (186) (3) 70 72% 487.4 0.14
Q3 372 396 (3) 765 - 507.1 1.52
2005 Earnings from Continuing
Operations
Pre-Tax  Tax MI Net ETR         Average Diluted
Shares²
EPS¹
$ MM MM Shares $/Share $ MM $ MM $ MM
MI – Minority Interest; Net – Net Income; ETR – Effective Tax Rate; EPS – Earnings per Share
1
A reconciliation to GAAP EPS is available at www.internationalpaper.com under Investor Information
2
Assuming dilution

0
4
8
12
16
20
0
4
8
12
16
20
2000
June
2001
Dec
2002
Dec
2003
Dec
2004
Dec
2005
Sep
17.9
15.2
14.8
15.5
14.6
11.6
$ Billions
Reduced total debt by over
$6 billion since June 2000
Committed to Reducing Debt
Includes Carter Holt Harvey debt on IP’s balance sheet for all periods excluding September 2005

Impact of Higher Raw Material Costs
EBIT impact 3Q’05 vs. 2Q’05
Total of $30 million or $0.05 per share
negative impact in 3Q’05 versus 2Q’05
(50)
(40)
(30)
(20)
(10)
0
10
(50)
(40)
(30)
(20)
(10)
0
10
Energy Wood -
Paper
Mills
Wood -
Wood Prods.
Plants
Other
EBIT ($)
4
(38)
4

Impact of Higher Raw Material Costs
EBIT impact 3Q’05 vs. 3Q’04
Total of $156 million or $0.25 per share
negative impact in 3Q’05 versus 3Q’04
(80)
(60)
(40)
(20)
0
(80)
(60)
(40)
(20)
0
Energy Wood -
Paper       Wood Prods.
Mills
Wood -
Plants
Caustic
EBIT ($)
(69)
(38)
(14)
(20)
(15)
Other
Soda

Impact of Higher Raw Material Costs
EBIT impact 9M’05 vs. 9M’04
(150)
(125)
(100)
(75)
(50)
(25)
0
(150)
(125)
(100)
(75)
(50)
(25)
0
Caustic
Soda
Energy Other
EBIT ($)
(46)
(130)
(100)
(40)
(71)
Wood -
Paper        Wood Prods.
Mills
Wood -
Plants
Total of $387 million or $0.58 per share
negative impact in 9M’05 versus 9M’04

0
50
100
150
200
250
Jan Mar May July Sep Nov Jan Mar May July Sep Nov Jan Mar May July Sep
Index: Jan 2003 Natural Gas Costs = 100
2003 2004
Hurricanes drove natural gas
costs higher in September
Natural Gas Costs
2005
Trended significantly higher in 3Q’05

U.S. Mills Wood Costs
90
100
110
120
Jan Mar May July Sep Nov Jan Mar May July Sep Nov Jan Mar May July Sep
Index: Jan 2003 Wood Costs = 100
2003 2004
* Delivered cost to  U.S. pulp & paper mills
Trended lower in 3Q’05
2005
Wood costs began rising
again in September

0
100
200
300
Jan Mar May July Sep Nov Jan Mar May July Sep Nov Jan Mar May July Sep
Index: Jan 2003 Caustic Soda Costs = 100
2003 2004
Caustic soda costs are
up 127% versus 1Q’03
Caustic Soda Costs
2005
Trended lower in 3Q’05

Energy
54
30
45
40
$9.50
$3.45
$5.80
$6.47
0
20
40
60
80
2002 2003 2004 2005 Forecast
0
2
4
6
8
10
Trillion BTUs $/MMBTU
Natural Gas Consumed Natural Gas Cost per unit
U.S. mills natural gas consumption
Natural gas consumption at
current U.S. pulp & paper mills
has decreased 45% since 2002
Total US Mill Energy Purchases before Natural Gas Hedges  - $MM
$580                  $740                  $780                 $920

8
9 9
10
31
24
21
18
10
10
13
11
16
18
24
25
22
23
13
16
19
20
16
14
0%
100%
2002 2003 2004 2005
Energy
Natural gas as a % of total U.S. mills
MMBTU purchases is decreasing
% of Total
Natural Gas
Coal
Wood Waste
Fuel Oil
Other*
Electricity
$7.53
$2.89
$1.80
$6.15
$13.78
$4.92
2005 Sept. YTD Avg
Cost per mmbtu
Substitute lower cost energy
*Other includes shredded tires, recycled oil, purchased steam and any other fossil fuels
Sept. YTD

0
2
4
6
8
10
12
14
2000 2005 Sept YTD
Gas Coal Oil Electricity Steam Other*
Reducing U.S. mill consumption per ton
MM BTU/Ton
Energy
Natural gas consumed per ton of paper
produced in 2005 fell 55% and total energy
consumed per ton fell about 13% since 2000
* Other fuel category includes purchased bark, shredded tires & recycled motor oil
4.4
2.0
55%
13%
Natural Gas
Coal
Fuel Oil
Electricity
Steam
Other

Domestic Facilities
Key input indicative purchase levels
Natural Gas MMbtus 38,000,000
# 6 Fuel Oil BBLs 5,200,000
Coal Tons 1,500,000
Wood Tons 65,000,000
OCC
1
Tons 600,000
Caustic Soda Tons 400,000
Sodium Chlorate Tons 300,000
LD Polyethylene Tons 100,000
Latex Tons 45,000
Energy
Energy
Fiber
Fiber
Chemicals
Chemicals
Units
Units
Annual Purchases
Annual Purchases
1
Old corrugated containers
* 2005 Run Rate
*
*
*

39